Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Midland Capital Holdings Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul Zogas, President and Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  September 25, 2002                   /s/ Paul Zogas
                                            -----------------------------------
                                            Paul Zogas
                                            President, Chief Executive and
                                            Financial Officer